UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2019

WildHorse Resource Development Corporation
(Exact name of Registrant as specified in its Charter)
Delaware	001-37964	81-3470246
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
6100 North Western Avenue, Oklahoma City, Oklahoma		73118
(Address of principal executive offices)		(Zip Code)
(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Introductory Note
On February 1, 2019, Coleburn Inc., a Delaware corporation (“Merger Sub”) and a wholly owned subsidiary of Chesapeake Energy Corporation (“Chesapeake”), completed its previously announced merger with WildHorse Resource Development Corporation, a Delaware corporation (“WildHorse”), pursuant to the Agreement and Plan of Merger, dated as of October 29, 2018, as amended (the “Merger Agreement”), among Chesapeake, Merger Sub and WildHorse. Pursuant to the Merger Agreement, Merger Sub merged with and into WildHorse (the “First Merger”), with WildHorse continuing as the surviving corporation. Immediately following the effective time of the First Merger, WildHorse merged with and into Brazos Valley Longhorn, L.L.C., a wholly owned limited liability company subsidiary of Chesapeake (“BVL”) (the “Second Merger” and, together with the First Merger, the “Merger”), with BVL continuing as a wholly owned subsidiary of Chesapeake (the “Surviving Company”). The events described in this Current Report on Form 8-K took place in connection with the completion of the Merger.

Item 5.07 Submission of Matters to a Vote of Security Holders.
On January 31, 2019, at a Special Meeting of Stockholders (the “Special Meeting”) of WildHorse, WildHorse stockholders voted on three proposals that are described in detail in WildHorse’s definitive proxy statement (as filed with the Securities and Exchange Commission on December 26, 2018). The final voting results are disclosed below.

1.	Merger Proposal. The number of shares voted for or against, as well as abstentions and broker non-votes, if applicable, with respect to the Merger Proposal presented at the Special Meeting was:

Votes For	Votes Against	Abstentions
121,872,419	1,429,688	239,417

2.
Non-Binding, Advisory Compensation Proposal. The number of shares voted for or against, as well as abstentions and broker non-votes, if applicable, with respect to the Non-Binding, Advisory Compensation Proposal presented at the Special Meeting was:

Votes For	Votes Against	Abstentions
118,564,444	4,659,420	317,660

3.
Adjournment Proposal. The number of shares voted for or against, as well as abstentions and broker non-votes, if applicable, with respect to the Adjournment Proposal presented at the Special Meeting was:

Votes For	Votes Against	Abstentions
119,078,405	4,206,679	256,440

Item 7.01 Regulation FD Disclosure.
On February 1, 2019, Chesapeake issued a press release announcing the completion of the Merger. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description
99.1	Chesapeake Energy Corporation press release dated February 1, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Brazos Valley Longhorn, L.L.C., as successor by merger to the registrant, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAZOS VALLEY LONGHORN, L.L.C. (successor in interest to WildHorse Resource Development Corporation)

By:	/s/ James R. Webb
James R. Webb
Executive Vice President - General Counsel and Corporate Secretary
Date: February 1, 2019